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                                                                   EXHIBIT 99(d)

                        NOTICE OF GUARANTEED DELIVERY FOR

                              NCL CORPORATION LTD.

            This form or one substantially equivalent hereto must be used to accept the Exchange Offer of NCL CORPORATION LTD. (the "Company") made pursuant to the Prospectus, dated ______________ (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if the Letter of Transmittal or any other required documents cannot be delivered to the Exchange Agent or the procedure for book-entry transfer cannot be completed prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to JPMorgan Chase Bank, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

     THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS: JPMORGAN CHASE BANK, N.A.

          By Facsimile:                      By Mail:                By Hand or By Courier:
(For Eligible Institutions Only)     JPMorgan Chase Bank, N.A.      JPMorgan Chase Bank, N.A.
         (214) 468-6494            Institutional Trust Services   Institutional Trust Services
      Confirm by telephone:                P.O. Box 2320          2001 Bryan Street, 9th Floor
         (214) 468-6464              Dallas, Texas 75221-2320          Dallas, Texas 75221
                                      Attention: Frank Ivins         Attention: Frank Ivins

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

            Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The exchange offer -- Guaranteed delivery procedures" section of the Prospectus.

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
Principal Amount of Old Notes Tendered:                 Name(s) of Record Holders(s):

$______________________________________

Certificate Nos. (if available):
_______________________________________                 Address(es):

_______________________________________                 _____________________________

If Old Notes will be delivered by book-entry            Area Code and Telephone Number(s):
transfer to The Depositary Trust Company, provide
account number.
                                                        Signature(s):
Account Number_________________________                 _____________________________

                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent, at its address set forth above, a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm: ________________________           _______________________________
                                                      (Authorized Signature)

Address:______________________________

______________________________________

Area Code and
Telephone Number:_____________________
                                                 Title:_________________________

                                                 Name:__________________________

                                                 Date:__________________________

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